Exhibit 1 - Joint Filing Agreement

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to their beneficial ownership of the Class B Common Stock of Cumulus Media, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Joint Filing Agreement effective as of this 3rd day of December, 1999.

                     BA CAPITAL COMPANY, L.P.
                     By:     BA SBIC Management, LLC,
                             its general partner
                             By:      BA Equity Management, L.P.,
                                      its sole member
                                      By:      BA Equity Management GP, LLC,
                                               its general partner
                                               By:  /s/ Walter W. Walker, Jr.
                                               -------------------------------
                                               Name:  Walter W. Walker, Jr.
                                               Title: Managing Member

                     BA SBIC MANAGEMENT, LLC
                     By:     BA Equity Management, L.P.,
                             its sole member
                             By:      BA Equity Management GP, LLC,
                                      its general partner
                                      By:  /s/ Walter W. Walker, Jr.
                                      ------------------------------
                                      Name:  Walter W. Walker, Jr.
                                      Title: Managing Member

                     BA EQUITY MANAGEMENT, L.P.
                     By:     BA Equity Management GP, LLC,
                             its general partner
                             By:  /s/ Walter W. Walker, Jr.
                             -------------------------------
                             Name:  Walter W. Walker, Jr.
                             Title: Managing Member

                     BA EQUITY MANAGEMENT GP, LLC
                             By:  /s/ Walter W. Walker, Jr.
                             -------------------------------
                             Name:  Walter W. Walker, Jr.
                             Title: Managing Member

                     /s/ Walter W. Walker, Jr.
                     -------------------------------
                     Walter W. Walker, Jr.

                     BANK OF AMERICA CORPORATION
                             By: /s/ John E. Mack
                             -------------------------------
                             Name:  John E. Mack
                             Title:  Senior Vice President


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